UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

HILTON HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 278-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

A special meeting of the stockholders of Hilton Hotels Corporation, a Delaware corporation (the “Company”) was held on September 18, 2007.

At the special meeting, the stockholders of the Company adopted the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 3, 2007, by and among the Company, BH Hotels LLC, a Delaware limited liability company, and BH Hotels Acquisition Inc. (“Parent”), a Delaware corporation and a wholly owned subsidiary of Parent.  98.6% of the votes cast and 80.2% of the shares eligible to vote at the special meeting were voted in favor of the proposal.

A copy of the press release announcing the results of the special meeting is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01               Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company dated September 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON HOTELS CORPORATION

Date: September 18, 2007

	By:	/S/ MADELEINE A. KLEINER
Name: Madeleine A. Kleiner
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated September 18, 2007